UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2012

WORLD MOTO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54694	77-0716386
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1777 Moo 5 Soi Sukhumvit 107 Sukhumvit Road
North Sumrong, Amphur Muang, Samut Prakan
Bangkok, Thailand	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 840-8781

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. .	Entry into a Material Definitive Agreement

On December 19, 2012, World Moto Inc., a Nevada corporation (the “Company”), entered into a Board Advisory Agreement (the “Agreement”) with Mr. Julpas ”Tom” Kruesopon, whereby Mr. Kruesopon consented to serve as a director of the Company. Pursuant to the Agreement, Mr. Kruesopon will receive five hundred thousand (500,000) shares of restricted Company common stock vesting upon the first anniversary date of Mr. Kruesopon’s appointment to the board in connection with his service as a director and a onetime fee of $10,000 for consulting services. Additionally, under the Agreement, Mr. Kruesopon will receive $3,000 for attendance at the Company’s annual meeting of shareholders, and $1,000 for attendance at any director’s meeting in excess of one meeting per year. The material terms and conditions of Mr. Kruesopon’s appointment as a director are more fully reported and detailed under Item 5.02 and incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the issuance of the shares of restricted Company common stock to Mr. Kruesopon described under Item 1.01 above. The issuance of the shares was conducted by the Company and was issued in reliance upon Regulation S of the Securities Act of 1933, as amended.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Julpas Kruesopon as a Director

On December 19, 2012, the Board of Directors (the “Board”) of World Moto, Inc., a Nevada corporation appointed Mr. Julpas “Tom” Kruesopon as a member of the Board effective immediately. It is contemplated that Mr. Kruesopon may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time. Except as described under Item 1.01 above, there is no arrangement or understanding pursuant to which Mr. Kruesopon was appointed as a member of the Board. Mr. Kruesopon has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S K. The Board is now comprised of Messrs. Kruesopon and Paul Giles.

Professional History of Mr. Kruesopon

Mr. Kruesopon is currently an advisor to the Prime Minister of Thailand and president of Panda Security (US & Asia Pacific), position he has held since January 2009. Mr. Kruesopon was formerly Chief Executive Officer of Y*Not Communications Co., Ltd., marketing agency, from November 2007 to October 2010, where he successfully grew the company through various strategic acquisitions.

Prior to working at Y*Not Communications, Mr. Kruesopon was the managing director of Nortel Networks Thailand, where he successfully expanded the brand for both the enterprise and government sectors, including the launch of Nortel products such as the Meridian phone system and cellular CDMA network products. Prior to working at Nortel, he worked for Samart Corporation PLC, where he was named president in August 1997. His responsibilities included the day-to-day operations of Thailand’s leading telecommunications conglomerate and the development and implementation of the group’s overall business strategies. Highlights of his time at Samart included completing a $236 million strategic partner transaction for Samart with Telecom Malaysia; negotiating Thailand’s first ever successful private cellular licensing agreement with Total Access Communication for a total deal value of $226 million; and negotiating a combined $220 million cellular network roll out transaction with Nokia and Nortel on behalf of Samart’s subsidiary, the Digital Phone Company.

Mr. Kruesopon graduated from California State University Los Angeles, with a degree in Political Science and has completed Executive management and marketing programs from the University of Michigan, the University of Ontario and University of California Los Angeles.

Director Compensation

Mr. Kruesopon will be receiving five hundred thousand (500,000) shares of restricted Company common stock, vesting upon the first anniversary date of Mr. Kruesopon’s appointment to our Board, pursuant to the Agreement in connection with his service on our Board, and Mr. Kruesopon will also receive a one-time consulting fee of $10,000. Additionally, Mr. Kruesopon will be receiving $3,000 for attendance at the Company’s annual meeting of shareholders, and $1,000 for attendance at any director’s meeting in excess of one meeting per year. The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On December 19, 2012, the Company issued a press release announcing the appointment of Mr. Kruesopon to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Exhibit Description

10.1	Board Advisory Agreement dated December 19, 2012
99.1	Press Release dated December 19, 2012

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MOTO, INC.

Date: December 26, 2012	By:	/s/ Paul Giles
Paul Giles
Chief Executive Officer